                                                                      EXHIBIT 10


                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into as of the 27th day of January, 2003 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, (collectively LBNA and SWB are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("Borrower"); and consented to by JAMES E. FRICK, INC., a Missouri corporation, GARCIA ACQUISITION SUB, INC., a Missouri corporation, and TI3, INC., a Texas corporation (collectively "Guarantors").

                               W I T N E S S E T H

         WHEREAS, Lenders have extended a line of credit to Borrower pursuant to that certain Loan Agreement dated as of March 27, 2002 by and between Lenders and Borrower, as amended by that First Amendment to Loan Agreement dated July 29, 2002 by and between Lenders and Borrower (as amended and supplemented from time to time, the "Loan Agreement"), and as secured by a Security Agreement executed by Borrower and dated March 27, 2002, a Security Agreement executed by Ti3, Inc. and dated March 27, 2002, a Security Agreement executed by Garcia Acquisitions Sub, Inc. and dated March 27, 2002, a Security Agreement executed by James E. Frick, Inc. and dated March 27, 2002 (collectively the "Security Agreements"); as evidenced by a Stock Pledge of Ti3 Stock in favor of LBNA executed by Borrower and dated March 27, 2002, a Stock Pledge of Garcia Stock in favor of LBNA executed by Borrower and dated March 27, 2002, and a Stock Pledge of Frick Stock in favor of LBNA executed by Borrower and dated March 27, 2002 (collectively the "Stock Pledge Agreements"); as evidenced by Term Notes in the face principal amounts of Twenty Million Two Hundred Fifty Thousand and 00/100 Dollars ($20,250,000.00), and Nine Million Seven Hundred Fifty Thousand and 00/100 Dollars ($9,750,000.00) executed by Borrower March 27, 2002 (collectively the "Term Notes") and as evidenced by Revolving Notes in the face principal amounts of Six Million Seven Hundred Fifty Thousand and 00/100 Dollars ($6,750,000.00) and Three Million Two Hundred Fifty Thousand and 00/100 ($3,250,000.00) executed by Borrower March 27, 2002 (collectively the "Revolving Notes"); and as guaranteed by three Guarantees executed by the respective Guarantors and dated March 27, 2002 (collectively the "Guarantees") (the Loan Agreement, Security Agreements, Term Notes, Revolving Notes, Guarantees, Stock Pledge Agreements and all other documents executed in connection therewith, including this Amendment, are collectively referred to herein as the "Loan Documents").;

         WHEREAS, as a condition to the Lenders' agreement to extend such line of credit and to make any Loan to, or L/C for the benefit of, Borrower therefrom, Borrower, among other things, covenanted to maintain a minimum EBITDA in those certain amounts for those certain periods as detailed in Section 16.6 of the Loan Agreement ("Minimum EBITDA Covenant");

         WHEREAS, Borrower hereby requests an amendment of the Loan Agreement to provide for the modification of the Minimum EBITDA Covenant as described herein; and Lenders hereby agree to provide their consent to such modification and amendment of the Loan Agreement on the terms and conditions herein; and

         WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Loan Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Financial Covenants. Section 16.6 of the Loan Agreement is hereby amended so that, as to the fiscal periods set forth immediately below, the Minimum EBITDA corresponding to such fiscal periods is modified as follows:

                Applicable Period                           Minimum EBITDA
                -----------------                           --------------
       (i)      Fiscal Quarter ending 3/31/03               $30,000,000
       (ii)     Fiscal Quarter ending 6/30/03               $32,000,000
       (iii)    Fiscal Quarter ending 9/30/03               $34,000,000

         2. Waiver of Non-Compliance. Borrower hereby acknowledges and agrees that as of December 31, 2002 the Borrower was in violation of the Minimum EBITDA Covenant contained in Section 16.6 of the Loan Agreement. On a one-time basis, the Lenders hereby waive the Borrower's violation of said covenant as of December 31, 2002. The waiver contained herein shall not be construed as having created a custom in any way or manner contrary to specific provisions of the Loan Agreement or as having waived the Borrower's continuing obligation to satisfy the covenants contained in the Loan Agreement and this Amendment, including the Minimum EBITDA covenant.

         3. Board Resolution. Prior to the effectiveness of this Amendment and as condition to Lenders' consent to amend the Loan Agreement by the terms and conditions hereof, Borrower shall deliver to Administrative Agent a certified copy (as of the date of this Amendment) of resolutions of Borrower's, and each Guarantor's, board of directors authorizing the execution, delivery, and performance of this Amendment.

         4. Amendment Fee and Lenders Expenses. Prior to the effectiveness of this Amendment and as condition to Lenders' consent to amend the Loan Agreement by the terms and conditions hereof, Borrower shall pay to the Administrative Agent, for the pro rata account of the Lenders, an amendment fee in the amount of Thirty Four Thousand and no/100 Dollars ($34,000.00) and all of Lenders' fees and expenses (including their reasonable attorneys fees) in the preparation and execution of this Amendment.

         5. Representations and Warranties True. By execution hereof, each of the undersigned hereby confirms, represents and warrants that all representations and warranties of each of them in the Loan Agreement and in any Loan Document are true and correct as of the date of this Amendment.

         6. Loan Documents Continue. Except to the extent amended by this Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. In no manner shall this Amendment impair the Loan Documents, the rights, remedies obligations, liabilities,




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



liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired or diminished hereby.

         7. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.


            (The remainder of this page is intentionally left blank.)







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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    AS ADMINISTRATIVE AGENT AND A LENDER



                                    By: /s/ Tom Harmon
                                       ---------------------------------
                                    Print Name: Tom Harmon
                                               -------------------------
                                    Title:  V.P.
                                          ------------------------------


                                    SOUTHWEST BANK OF ST. LOUIS,
                                    AS A LENDER



                                    By: /s/ Robert E. Otto, Jr.
                                       ---------------------------------
                                    Print Name: Robert E. Otto, Jr.
                                               -------------------------
                                    Title:  V.P.
                                          ------------------------------


                                    TALX CORPORATION, A MISSOURI CORPORATION,
                                    AS BORROWER



                                    By: /s/ Craig N. Cohen
                                       ---------------------------------
                                    Print Name: Craig N. Cohen
                                               -------------------------
                                    Title:  Chief Financial Officer and
                                          ------------------------------
                                                   Secretary
                                          ------------------------------
                                                Talx Corporation
                                          ------------------------------



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



         CONSENTED TO this 27 day of January, 2003.

                               GUARANTORS:

                               TI3, INC., A TEXAS CORPORATION



                               By: /s/ L. Keith Graves
                                  -------------------------------
                               Print Name: L. Keith Graves
                                          -----------------------
                               Title: CFO
                                     ----------------------------

                               GARCIA ACQUISITION SUB, INC., A MISSOURI
                               CORPORATION



                               By: /s/ Craig N. Cohen
                                  -------------------------------
                               Print Name: Craig N. Cohen
                                          -----------------------
                               Title: V.P.
                                     ----------------------------


                               JAMES E. FRICK, INC., A MISSOURI CORPORATION



                               By: /s/ Craig N. Cohen
                                  -------------------------------
                               Print Name: Craig N. Cohen
                                          -----------------------
                               Title: V.P.
                                     ----------------------------






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